UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 1, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Current Report on Form 8-K filed by Fresh Tracks Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on January 27, 2023, Robert B. Brown, the former Chief Executive Officer of the Company, notified the Company on January 23, 2023 of his decision to retire and resign, effective as of January 31, 2023, and as further disclosed, Mr. Brown will continue his service on the Company’s Board of Directors and entered into a consulting agreement with the Company. In connection with Mr. Brown’s resignation as Chief Executive Officer, on February 1, 2023, the Company and Mr. Brown entered into a Transition and Release Agreement (the “Transition Agreement”). Pursuant to the Transition Agreement, Mr. Brown received a 2022 performance bonus of $184,343 and will receive at the next regularly scheduled Company payroll date (i) a lump sum of $21,334 to reimburse certain future medical, vision, and dental insurance expenses for Mr. Brown and his spouse as part of his transition, (ii) $3,000 to mitigate the cost of terminating Mr. Brown’s apartment lease in Boulder, Colorado, and (iii) a lump sum of $94,843 as payment for previously accrued but unused paid time off as a Company employee. The Transition Agreement also provides that Mr. Brown will not receive any severance benefits pursuant to his existing employment agreement, which terminated at the same time as his employment termination and includes a release of claims in favor of the Company and customary confidentiality and non-disparagement provisions. The foregoing summary of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Transition and Release Agreement, by and between Fresh Tracks Therapeutics, Inc. and Robert B. Brown, dated as of February 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Andrew D. Sklawer
	Name:	Andrew D. Sklawer
	Title:	President and Chief Executive Officer